Colombian Investment and Cooperation Agreement	12 Months Ended
Dec. 31, 2012
Colombian Investment and Cooperation Agreement [Abstract]
Colombian Investment and Cooperation Agreement
Colombian Investment and Cooperation Agreement:
On June 19, 2009, PMI announced that it had signed an agreement with the Republic of Colombia, together with the Departments of Colombia and the Capital District of Bogota, to promote investment and cooperation with respect to the Colombian tobacco market and to fight counterfeit and contraband tobacco products. The Investment and Cooperation Agreement provides $200 million in funding to the Colombian governments over a 20-year period to address issues of mutual interest, such as combating the illegal cigarette trade, including the threat of counterfeit tobacco products, and increasing the quality and quantity of locally grown tobacco. As a result of the Investment and Cooperation Agreement, PMI recorded a pre-tax charge of $135 million in the operating results of the Latin America & Canada segment during the second quarter of 2009.
At December 31, 2012 and 2011, PMI had $77 million and $79 million, respectively, of discounted liabilities associated with the Colombian Investment and Cooperation Agreement. These discounted liabilities are primarily reflected in other long-term liabilities on the consolidated balance sheets and are expected to be paid through 2028.